2
|ny-19468||
              SECOND AMENDMENT TO CREDIT AGREEMENT
              (Revolving Warehouse Credit Facility)




          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (Revolving Warehouse Credit Facility) (the "Amendment"), dated as of January 26, 1996, is made by and among the Lenders party to the Original Agreement (as defined below) from time to time, CHEMICAL BANK, a New York banking corporation, as Administrative Agent for the Lenders, FIRST BANK NATIONAL ASSOCIATION, a national banking association, as Co-Agent for the Lenders, and HARBOURTON MORTGAGE CO., L.P., a Delaware limited partnership (the "Borrower").

     A. The Administrative Agent and the Co-Agent (for themselves and on behalf of the Lenders from time to time), and the Borrower entered into that certain Credit Agreement (Revolving Warehouse Credit Facility) dated as of July 31, 1995 (the "Original Agreement," as amended by the First Amendment to Credit Agreement dated as of November 30, 1995, as further amended, modified or supplemented from time to time, the "Agreement"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Agreement.

     B. The Borrower has requested that the Lenders increase their Commitments to an amount equal to $300,000,000 in the aggregate and agree to certain other amendments to the Agreement and the Lenders have agreed to so increase their Commitments on a pro rata basis and have agreed to certain other amendments on the terms and conditions set forth herein.

          ACCORDINGLY, the parties hereto agree as follows:

          Section 1.          Amendment.  Effective as of the
Effective date (as defined below):

          (a) The definition of "Cash Flow" is hereby deleted and replaced with:

               ""Cash Flow" shall mean, for any fiscal quarter, an amount equal to the net income of the Borrower for that fiscal quarter plus all depreciation, amortization, deferred taxes, other non-cash charges and interest incurred on all Loans (as defined under the Servicing Credit Agreement) for that fiscal quarter and (a) minus non-cash income and
     (b) plus non-cash expense, in each case associated with the recordation of fees resulting from the application of SFAS No. 91 for that fiscal year and (x) minus non-cash income associated with the recordation of gain on sale of Mortgage Loans and (y) plus cash proceeds arising from the sale of mortgage servicing rights which have not already been included in net income, in each case resulting from the application of SFAS No. 122 for that fiscal quarter. As used herein, "SFAS" shall mean the Statements of Financial Accounting Standards as adopted by the Financial Accounting Standards Board."

          (b) The phrase "and Eligible Home Equity Loans" is hereby added after "Eligible Mortgage Loans" in the definition of "Collateral Value of the Tranche A Borrowing Base" and the following are hereby added as sections (e) and (f), respectively, to the definition of "Collateral Value of the Tranche A Borrowing Base" (and current sections (e) and (f) shall be relettered as (g) and (h), respectively):

               "(e) the collateral value of each Eligible Home Equity Loan that is included in the Tranche A Borrowing Base shall be equal to ninety-five percent (95%) of the least of:
     (i) the current unpaid principal balance thereof, (ii) the Applicable Take-Out Price multiplied by the current unpaid principal balance thereof and (iii) the acquisition price thereof (minus discount points and fees associated with yield);"

               "(f) if the aggregate collateral value of all Eligible Home Equity Loans that are included in the Tranche A Borrowing Base at any time exceeds an amount equal to one percent (1%) of the aggregate Commitments then in effect, such excess shall be disregarded for purposes of determining the Collateral Value of the Tranche A Borrowing Base;"

          (c) The following is hereby added in Section 1 after the definition of "Eligible Gestation Mortgage Loan":

               ""Eligible Home Equity Loan" shall mean a Mortgage Loan (x) that satisfies the requirements for an Eligible Mortgage Loan other than those set forth in sections (b),
     (m), (n) and (p) of the definition thereof and except as provided in clause (y) of this definition, (y) that satisfies the requirements of sections (i) and (k) of the definition of Eligible Mortgage Loan except that a Lien securing a first Mortgage Loan shall be a Lien permitted thereunder and (z) for which each of the following statements is correct:

                   (a)  such Mortgage Loan is a revolving line
     of credit or a close-ended loan and is secured by a first priority or second priority mortgage (or deed of trust) on the Property;

                   (b)  if such Mortgage Loan has been included
     in the Tranche A Borrowing Base, the date of the first advance under the promissory note of such Mortgage Loan is no earlier than sixty (60) days prior to the date such Mortgage Loan was first included in the Tranche A Borrowing Base;

                   (c)  if such Mortgage Loan has been included
     in the Tranche A Borrowing Base, such Mortgage Loan has not been included in the Tranche A Borrowing Base for more than sixty (60) days from the date such Mortgage Loan was first included in the Tranche A Borrowing Base;

                   (d)  such Mortgage Loan is covered by and
     allocated to a designated Take-Out Commitment issued by an Approved Investor;

                   (e)  the current unpaid principal balance of
     such Mortgage Loan as adjusted from time to time does not exceed $300,000; and

                   (f) the Loan-to-Value-Ratio of such Mortgage Loan (including for purposes of calculating the Loan-to-Value Ratio, the principal amount of all other mortgage loans secured by the Property securing such Mortgage Loan and all other mortgage loans encumbering the Property) does not exceed ninety-five percent (95%)."

          (d)  Clause (a) of the definition of "Specialty
Mortgage Products" is hereby deleted and replaced with "home equity revolving lines of credit and home equity close-ended loans, including Eligible Home Equity Loans."

          (e) The definition of "Tranche A Borrowing Base" is hereby deleted and replaced with:

               ""Tranche A Borrowing Base" shall mean, at any time, all Eligible Home Equity Loans, Eligible Jumbo
     Mortgage Loans and Eligible Non-Jumbo Mortgage Loans delivered by the Borrower and held by the Warehouse
     Collateral Agent under the Warehousing Security Agreement as collateral security for the Obligations."

          (f) the line in each of Sections 2.1(a) and (b) which reads "to exceed the Commitment set forth opposite such Lender's name on the signature pages to the First Amendment to Credit Agreement (Revolving Warehouse Credit Facility)" shall be replaced with "to exceed the Commitment set forth opposite such Lender's name on the signature pages to the Second Amendment to Credit Agreement (Revolving Warehouse Credit Facility) or the Commitments set forth in any subsequent Commitment Notice given in accordance with Section 8.6(e), provided that the aggregate amount of the Commitments shall not exceed $400,000,000.00".

          (g) The phrase ", an Eligible Home Equity Loan," is hereby added after "Eligible Conforming Mortgage Loan" in the definition of "Type."

          (h) the amount "$25,000,000" in Section 2.1(c) is deleted and replaced with "$40,000,000."

          (i) The phrase "and Eligible Home Equity Loans" is added after "Eligible Mortgage Loans" in the first sentence of
Section 4.10.

          (j) The phrase "Eligible Home Equity Loan, each" is hereby added before "Eligible Jumbo Mortgage Loan" in
Section 4.23.

          (k)  The phrase "Harbourton Financial Services L.P."
wherever it appears in clauses (i) and (ii) of Section 5.1(a) is deleted and replaced with "Harbourton Financial Services."

          (l) The phrase ", Eligible Home Equity Loans," is hereby added after "Eligible Jumbo Mortgage Loans" in the fifth line of clause (i) of Section 5.1(b).

          (m) The phrase "(or Eligible Home Equity Loan)" is hereby added after "Eligible Mortgage Loan" in clause (ii) of
Section 5.1(b).

          (n) Section 5.2(d) is hereby deleted and replaced with:

               "(d) Cash Flow to Scheduled Term Debt Service. Permit the ratio (the "DSCR") of its Cash Flow to Scheduled Term Debt Service for any period of four consecutive fiscal quarters (as determined at the end of each fiscal quarter) to be less than 1.20:1.0. Notwithstanding anything to the contrary herein, including the definition of Cash Flow or Scheduled Term Debt Service, the ratio described in the preceding sentence will be determined at the end of each fiscal quarter based on the Cash Flow and Scheduled Term Debt Service for the preceding four fiscal quarters (including the current quarter), subject to phase in as follows: at the end of the first quarter of 1996, the DSCR shall be based on the Cash Flow and Scheduled Term Debt Service for such first quarter of 1996, at the end of the second quarter of 1996, the DSCR shall be based on the Cash Flow and Scheduled Term Debt Service for such first and second quarters of 1996 (including the current quarter), at the end of the third quarter of 1996; the DSCR shall be based on Cash Flow and Scheduled Term Debt Service for such first, second and third quarters of 1996 (including the current quarter); and at the end of the fourth quarter of 1996, the DSCR shall be based on the Cash Flow and Scheduled Term Debt Service for such first through fourth quarters of 1996 (including the current quarter). Thereafter, the DSCR shall be based on the preceding four quarters (including the current quarter)."

          (o) Clause (vi) of Section 5.2(e) is hereby deleted and replaced with :

               "(vi) investments in Specialty Mortgage Products (including Eligible Home Equity Loans included in the Tranche A Borrowing Base) in an aggregate amount not to exceed $45,000,000; provided that all Specialty Mortgage Products other than Eligible Home Equity Loans shall be covered by Take-Out Commitments from Approved Investors that are not Affiliates of the Borrower that are in full force and effect except for Specialty Mortgage Products with an unpaid principal balance not exceeding $20,000,000 in the aggregate at any time;"

          (p) The phrase "Eligible Home Equity Loan" is hereby added after "Eligible Mortgage Loan" in Section 8.2(ix).

          (q) Sections 8.6(c) through (e) are hereby deleted and replaced with:

               "(c) So long as a Potential Default or an Event of Default shall not have occurred and be continuing, the Borrower may at any time propose that (i) one or more financial institutions (each, an "Applicant Lender") become an additional Lender hereunder and and a Lender under (and as defined in) the Servicing Credit Agreement and/or (ii) one or more existing Lenders (each, an "Existing Applicant Lender") increase their respective Commitments hereunder and under the Servicing Credit Agreement (provided that the aggregate amount of all Commitments hereunder shall not exceed $400,000,000 at any time). Simultaneously with the addition of the Applicant Lender as a Lender hereunder, or, with any Existing Applicant Lender increasing its Commitments hereunder, the Lenders shall sell a portion of each of their Loans and Commitments under the Servicing Credit Agreement to the Applicant Lender (or the Existing Applicant Lender, as applicable) so that the Applicant Lender (or the Existing Applicant Lender, as applicable) and each other Lender shall have the same proportionate share of Loans and Commitments hereunder as its Loans and Commitments under (and as defined in) the Servicing Credit Agreement. The Borrower shall notify the other parties hereto and the parties to the Servicing Credit Agreement of the identity of such Applicant Lender (or the Existing Applicant Lender, as applicable), of the proposed increase in the aggregate Commitments hereunder resulting from the addition of such Applicant Lender as a Lender hereunder or the increased Commitment of the Existing Applicant Lender, as applicable, and of such Applicant Lender's proposed Commitment or such Existing Applicant Lender's increased Commitment, as applicable, (which, in either case, must be not less than $25,000,000 when combined with its Commitments under (and as defined in) the Servicing Credit Agreement). Upon an Applicant Lender's addition as a Lender hereunder pursuant to this Section 8.6(c) and
     Section 8.6(e), such Applicant Lender shall become a party hereto and a Lender hereunder, shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and under the other Loan Documents, and shall be subject to all obligations of a Lender hereunder and under the other Loan Documents.

                         (d)  Any Lender (an "Assigning Lender")
     may at any time and from time to time propose that a financial institution (an "Assignee Lender") become a Lender hereunder and under the Servicing Credit Agreement by way of assignment of all or a portion of such Assigning Lender's Commitment and a proportionate share of its Loans (provided that such Assignee Lender shall, after giving effect to the proposed assignment, have aggregate Commitments hereunder, when combined with its Commitments under and as defined in the Servicing Credit Agreement, in an amount no less than $25,000,000); provided that (i) such Assigning Lender shall retain Commitments hereunder and Commitments under (and as defined in) the Servicing Credit Agreement in a combined amount of no less than $25,000,000 after giving effect to such sale or assignment; (ii) such Assigning Lender shall simultaneously assign the same proportionate share of its Servicing Commitments and Servicing Loans to such Assignee Lender (it being the intention of the parties that each Lender shall at all times have the same proportionate share of Loans and Commitments under this Agreement as it has under the Servicing Credit Agreement); and (iii) such Assigning Lender or such Assignee Lender shall have paid a $2,500 assignment fee to the Administrative Agent. At such time, such Assigning Lender shall notify the Borrower, the Administrative Agent and each of the other Lenders of the identity of such Assignee Lender and of such Assignee Lender's proposed Commitment hereunder. Upon such Assignee Lender's addition as a Lender hereunder pursuant to this
     Section 8.6(d) and Section 8.6(e), such Assignee Lender shall become a party hereto and a Lender hereunder, shall be entitled to all rights, benefits and privileges accorded a Lender hereunder and under the other Loan Documents, and shall be subject to all obligations of a Lender hereunder and under the other Loan Documents; and such Assigning Lender shall be released from its obligations hereunder and under the other Loan Documents to the extent such obligations have been assumed by such Assignee Lender.

               (e)  The addition of any Applicant Lender or
     Assignee Lender as a Lender hereunder or the increase of an Existing Applicant Lender's Commitment hereunder, as applicable, shall become effective upon the occurrence of each of the following events and the events described in
     Section 8.6(d) of the Servicing Credit Agreement:

                    (i) the Borrower and each of the Agents shall have given their prior written consent to any Applicant Lender and to any Assignee Lender that is not an existing Lender or an Affiliate of the Assigning Lender, which consent shall not be unreasonably withheld (it being understood that no consent of the Borrower shall be required for any Existing Applicant Lender or any Assignee Lender that is an existing Lender or an Affiliate of the Assigning Lender) and shall be given to the Applicant
     Lender or the Assigning Lender, as applicable, not later than the tenth (10th) day following receipt by the Borrower and each of the Agents of a written request for the inclusion of such Applicant Lender or Assignee Lender as a Lender; and

                    (ii) the Borrower and the Agents (and such Applicant Lender, Existing Applicant Lender, Assignee Lender or Assigning Lender, as applicable), shall have mutually agreed on the date (the "Adjustment Date") on which (x) such Applicant Lender or Assignee Lender, as the case may be, shall become a Lender hereunder and under the other Loan Documents or (y) such Existing Applicant Lender's Commitment shall increase. On such Adjustment
     Date:

                         (A)    the Borrower, such Applicant
     Lender and the Agents shall execute and deliver to each of the other signatories thereto an Additional Lender Agreement (or in the case of an Existing Applicant Lender increasing its Commitment, a statement acknowledging such increase) or the Borrower, such Assignee Lender and Assigning Lender and the Agents shall execute and deliver to each of the other signatories thereto an Assignment Agreement, as applicable, and the Borrower shall deliver a copy thereof to each of the Lenders;

                         (B)    the Borrower shall execute and
     deliver to such Applicant Lender or Assignee Lender, as applicable, a Note; and

                         (C)    the Administrative Agent shall
     deliver to each of the Lenders a Commitment Notice reflecting each Lender's respective Commitment and the aggregate Commitments of all of the Lenders as of the Adjustment Date after giving effect to the addition of such Applicant Lender as a Lender hereunder and under the other Loan Documents, the assignment by the Assigning Lender to the Assignee Lender and/or the increase in the Commitment of the Existing Applicant Lender, as applicable."

          (i)  Borrower hereby agrees to pay to the
Administrative Agent on behalf of such Lender, in connection with all further amendments, modifications and supplements to the Agreement, a fee of $1,500 for each Lender (provided that if the Agreement and the Servicing Credit Agreement are being amended at the same time, such fee shall only be required to be paid under the Agreement).

          Section 2. Further Increase. The Borrower acknowledges and agrees that the existing Lenders have no obligation to increase their individual Commitments in order to increase the aggregate Commitments to $400,000,000 unless they choose to do so in the exercise of their sole and absolute discretion.

          Section 3.          Representations and Warranties.
The Borrower represents and warrants that, as of the Effective Date, both before and after giving effect to the funding of any Loans on the Effective Date, all of the representations and warranties made by it in the Loan Documents are true and correct and no Potential Default or Event of Default has occurred and is continuing. All authorizations and approvals necessary for the execution of this Amendment have been obtained by the Borrower and its general partner and this Amendment has been duly authorized, executed and delivered by the Borrower.

          Section 4.          No Claims.  The Borrower
represents, warrants, covenants and agrees that there exist no defenses, counterclaims, deductions or offsets to its obligations for the payment of the indebtedness evidenced by the Notes or to the performance of all of its other obligations under the Notes or the other Loan Documents.

          Section 5.          Effectiveness.  This Amendment
shall become effective as of the date (the "Effective Date"), on which each of the following conditions has been satisfied:

               (a) The Borrower shall have delivered to the Administrative Agent, in form and substance and in quantities reasonably satisfactory to the Administrative Agent and its counsel, each of the following:

                    (i)  this Amendment, Additional Lender
                         Agreement (revolving Warehouse Credit
                         Facility) and the promissory note in
                         favor of Bank America, NT&SA, each duly
                         executed and delivered by the applicable parties;

                    (ii) a certified copy of the partnership
                         authorization of the Borrower and the
                         resolutions of the general partner of
                         the Borrower and the Guarantors
                         approving the execution, delivery and
                         performance of this Amendment and the
                         transactions contemplated herein;

                    (iii)     an opinion of Borrower's and
                         Guarantors' counsel, in form and
                         substance satisfactory to the
                         Administrative Agent, as to the due
                         authorization, execution and delivery,
                         and enforceability, of this Amendment
                         and all other documents delivered in
                         connection herewith; and

                    (iv) such other documents, instruments and
                         agreements, duly executed, deemed
                         necessary or appropriate by the
                         Administrative Agent.

               (b) All conditions precedent to the "Effective Date" under and as defined in the First Amendment to Credit Agreement (Servicing Credit Facility) (the "Servicing Amendment") shall have been satisfied (other than the condition precedent set forth in Section 5(b) thereto).

               (c) The Borrower shall have paid all out-of-pocket costs and expenses of the Administrative Agent, including reasonable attorneys' fees and expenses of its outside counsel, in connection with the preparation, negotiation, execution and delivery of this Amendment.

               (d)  The Borrower shall have paid to the
Administrative Agent on behalf of each Lender a fee of $1,500 for each Lender in connection with the execution and delivery of this Amendment and the Servicing Amendment.

               (e) All acts and conditions required to be done and performed and to have happened prior to the execution, delivery and performance of this Amendment to cause the Amendment to be the legal, valid and binding obligations of Borrower, enforceable in accordance with its terms, shall have been done and performed and shall have happened in due and strict compliance with all applicable laws or if any of such have not been done, performed or happened, such has been expressly disclosed to the Administrative Agent and waived by all of the Lenders in writing.

          Section 6. Guaranty Reaffirmation. Each Guarantor hereby acknowledges and agrees that its obligations under its respective Guaranty may be increased and/or otherwise affected by this Amendment and confirms that it shall continue to be bound by its obligations under such Guaranty as so increased and/or affected by this Amendment and agrees that such Guaranty is hereby ratified and confirmed in all respects (it being understood and agreed that that such reaffirmation and agreement is not required by the terms of the Guaranty and that the Borrower, the Administrative Agent and the Lenders may amend the Loan Documents without the consent of the Guarantors).

          Section 7. Miscellaneous. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any party hereto may execute this Amendment by signing any such counterpart. Except as expressly amended hereby, the Loan Documents shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.

                              BORROWER:

                              HARBOURTON MORTGAGE CO., L.P.
                              By:  Harbourton Funding Corporation
                                 Its General Partner

                                 By:
                                         Rick W. Skogg
                                         President

                              GUARANTORS:

                              HARBOURTON FINANCIAL SERVICES L.P.
                              By:  Harbourton Mortgage
                              Corporation
                                 Its General Partner

                                 By:
                                         Rick W. Skogg
                                         President

                              WESTERN SUNRISE HOLDINGS, L.P.
                              By:  Harbourton Funding
                              Corporation,
                                 Its General Partner

                                 By:
                                         Rick W. Skogg
                                         President


Commitment:                   CHEMICAL BANK, as Administrative
Agent
$48,848,783.63                and as a Lender

                              By:
                                 Katherine W. Sheppard
                                 Vice President



Commitment:                   FIRST BANK NATIONAL ASSOCIATION,
$48,848,783.63                    as Co-Agent and as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   THE BANK OF NEW YORK,
$44,329,218.33                    as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   BANK ONE TEXAS,
$44,329,218.33                    as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   GUARANTY FEDERAL BANK, FSB
$32,239,431.51                    as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   COMERICA BANK,
$30,627,459.94                    as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   PNC BANK KENTUCKY,
$30,627,459.94                    as a Lender

                              By:
                              Name:
                              Title:


Commitment:                   BANK OF AMERICA, NT & SA,
$20,149,644.69                    as a Lender

                              By:
                              Name:
                              Title:
|ny-19468||